GOLDMAN SACHS TRUST II

Class A, Class C, Institutional, Class IR and Class R Shares of the

Goldman Sachs Multi-Manager Alternatives Fund

(the “Fund”)

Supplement dated September 16, 2016 to the

Prospectus dated February 26, 2016, as supplemented

Pursuant to action taken by the Board of Trustees of Goldman Sachs Trust II, Algert Global LLC will now serve as an Underlying Manager of the Fund.

Effective immediately, the Fund’s Prospectus is revised as follows:

The following replaces the third paragraph under “Goldman Sachs Multi-Manager Alternatives Fund—Summary—Portfolio Management”:

As of the date of this Prospectus, Acadian Asset Management LLC (“Acadian”), Algert Global LLC (“Algert”), Ares Capital Management II LLC (“Ares”), Atreaus Capital, LP (“Atreaus”), Brigade Capital Management, LP (“Brigade”), Corsair Capital Management, L.P. (“Corsair”), First Pacific Advisors, LLC (“FPA”), Graham Capital Management, L.P. (“GCM”), New Mountain Vantage Advisers, L.L.C. (“New Mountain Vantage”), QMS Capital Management LP (“QMS”), Russell Investments Implementation Services, LLC (“RIIS”), Sirios Capital Management, L.P. (“Sirios”) and Wellington Management Company LLP (“Wellington”) are the Underlying Managers (investment subadvisers) for the Fund. Each of Atreaus and GCM also serves as the Underlying Manager for an MMA Subsidiary.

The following is added below “Acadian Asset Management LLC” under “Service Providers—Investment Subadvisers (Underlying Managers)”:

Algert Global LLC

Algert Global LLC (“Algert”), located at One Maritime Plaza, Suite 1525, San Francisco, CA 94111, an investment adviser registered with the SEC, specializes in quantitative equity strategies, where it utilizes a bottom-up, active stock selection process to seek to exploit asset mispricings. The firm has approximately $747 million of assets under management as of July 31, 2016. With respect to the Fund, the firm manages an allocation within the Relative Value strategy.

The following replaces the third paragraph after the table under “Service Providers—Management Fee and Other Expenses”:

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund and Sub-Advisory Agreements for each Underlying Manager is available in the Fund’s annual report for the period ended October 31,

2015, in the Fund’s semi-annual report for the period ended April 30, 2016, or will be available in the Fund’s annual report for the period ended October 31, 2016.

This Supplement should be retained with your Prospectus for future reference.

MMALTUMCHG 09-16